SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]       Definitive Proxy Statement

[ ]       Definitive Additional Materials

[ ]       Soliciting Material Pursuant to Sec. 240.14a-12

Federated Hermes Municipal Securities Income Trust

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement–Please Vote Today!
Federated Hermes Michigan Intermediate Municipal Fund
Time is of the essence… Voting only takes a few minutes and your participation is important! Act now to help the fund avoid additional expense.
Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) at 10:00 a.m. (Eastern time) on February 5, 2024. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.
Please note that this Proxy Statement relates to a Special Meeting of the Fund’s shareholders. It is not a meeting of shareholders of Federated Hermes, Inc.
Why am I being asked to vote?
The Trust’s Declaration of Trust requires the vote of a majority of the Fund’s shareholders to liquidate the Fund.
What am I being asked to vote on?
The proposals include:
•
To approve a proposed Plan of Liquidation with respect to the Fund; and
•
To consider and act upon any other business as may properly come before the Meeting.
How do I vote my shares?
To vote, you may complete and return the enclosed proxy card, or vote in person at the meeting. The proxy card includes specific instructions for how to vote by internet, telephone or mail.
If you:
1.
Sign and return the proxy card without indicating a preference, your vote will be cast “for” the Proposed Plan of Liquidation with respect to the Fund.
2.
Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or Service Representative at 1-800-341-7400, Option #4.
Thank you in advance for your vote and your continued support of the Federated Hermes Funds.
After careful consideration, the Board of Trustees (“Board”) of the Trust has approved Proposal 1 and recommends that the shareholders of the Fund vote “FOR” the proposed Plan of Liquidation with respect to the Fund.

FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND
NOTICE OF SPECIAL MEETING OF FUND SHAREHOLDERS
TO BE HELD FEBRUARY 5, 2024
The Special Meeting (“Special Meeting”) of the shareholders of FEDERATED HERMES MICHIGAN INTERMEDATE MUNICIPAL FUND (the “Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on February 5, 2024, for the following purposes:
(1) To approve a proposed Plan of Liquidation with respect to the Fund; and
(2) To consider and act upon any other business as may properly come before the Special Meeting.
The Board of Trustees has fixed December 8, 2023, as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Trustees,

Peter J. Germain
Secretary

PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO A SPECIAL MEETING OF THE FUND’S SHAREHOLDERS.
IT IS NOT A MEETING OF SHAREHOLDERS OF FEDERATED HERMES, INC.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY COMPLETING AND RETURNING
THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND
Federated Hermes Funds

4000 Ericsson Drive
Warrendale, PA 15086-7561
SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 5, 2024
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”). The proxies will be voted at the Special Meeting of Shareholders of the Fund and at any and all adjournments, postponements and/or delays thereof (the “Special Meeting”). The Special Meeting will be held on February 5, 2024, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time). Proxy materials including this Proxy Statement, the Notice of Special Meeting of Shareholders (“Notice”) and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund. Such persons will receive no additional compensation for making such solicitations. In the event that a quorum is not reached in a timely manner, the Fund may also employ Broadridge Financial Solutions, Inc. as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Fund and is estimated to be approximately $7,937. Solicitations by such persons may be by telephone, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming the instructions with the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Fund will reimburse custodians, nominee entities and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about December 27, 2023, to shareholders of record at the close of business on December 8, 2023 (the “Record Date”). On the Record Date, the Fund had outstanding the following numbers of shares:
Share Class	Outstanding Shares
Class A Shares	__
Institutional Shares	__
[TO BE CONFIRMED ON THE RECORD DATE]
The classes of Fund shares listed in the table above are the only classes of shares currently authorized by the Fund.
The Fund’s Annual Report, which includes audited financial statements for the fiscal year ended August 31, 2023, was mailed to shareholders on or about October 27, 2023 and is incorporated by reference into this Proxy Statement. A copy of the Annual Report will be furnished, without charge, to any shareholder of the Fund upon request by calling 1-800-341-7400, Option #4 or by writing to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended February 28, 2023, was mailed to shareholders on or about April 27, 2023. The most recent shareholder reports, as well as additional information about the Fund (including portfolio holdings, performance and distributions), also can be accessed from the “Products” section of the Federated Hermes website at FederatedHermes.com/us. The Fund’s principal executive offices are located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The Fund’s toll-free telephone number is 1-800-341-7400, Option #4. Federated Investment Management Company (the “Adviser”) serves as the investment adviser for the Fund, Federated Administrative Services (the “Administrator”) serves as the administrator for the Fund and Federated Securities Corp. (the “Distributor”) serves as the distributor for the Fund. The address for each the Adviser, the

Administrator, and the Distributor is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Adviser is a subsidiary of Federated Hermes, Inc. All of the voting securities of Federated Hermes, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue and Thomas R. Donahue, for the benefit of certain members of the Donahue family. J. Christopher Donahue and John B. Fisher currently serve as Interested Trustees of the Trust.

PROPOSAL #1–APPROVAL OF A PLAN OF LIQUIDATION

Summary
On August 11, 2023, the Board, upon the recommendation of the Fund’s Adviser, determined that it would be in the best interests of the Fund’s shareholders to liquidate and dissolve the Fund. As discussed below, the Fund’s assets have steadily declined over the past 6 years and prospects for growth are limited. Should the assets of the Fund continue to decline, the Adviser believes the Fund would become too small to manage effectively and in accordance with the Fund’s investment strategies. After consideration of the Fund’s prospects and possible alternatives to liquidation, upon recommendation of the Adviser and the management of the Fund, the Board, including all of the Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Adviser (the “Independent Trustees”), reviewed and approved the proposed liquidation and dissolution of the Fund pursuant to a Plan of Liquidation (the “Plan”).
A form of the Plan is attached to this Proxy Statement as Appendix A and qualifies in its entirety the below summary of the Plan. The Plan provides for the liquidation of the Fund’s assets and the distribution to the Fund’s shareholders of all of the proceeds of the liquidation. If Proposal 1 is approved by the shareholders of the Fund, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata on or about February 20, 2024 (the “Liquidation Date”) pursuant to the Plan. The Fund anticipates making this liquidating distribution entirely in cash or cash equivalents, but it reserves the right to make an “in-kind” distribution of portfolio securities as permitted in the Fund’s Prospectus.
Shareholder approval of the Fund’s liquidation and dissolution is required before it can be liquidated and dissolved. For the reasons set forth below, the Board recommends that the shareholders of the Fund vote in favor of Proposal 1. If the Fund’s shareholders do not approve the Plan, the Fund will continue to exist in accordance with its stated investment objective, strategies and policies. There can be no guarantees that the Fund will continue to be managed in accordance with its investment objective, strategies and policies should the assets of the Fund continue to decline. In such a case, the Board would consider what, if any, steps to take concerning the future of the Fund. In addition, the Adviser allowed the Fund’s fee waivers to expire without renewal following their termination date of November 1, 2023. Accordingly, the Fund will now bear all of its operating expenses, without limit or reimbursement by the Adviser, as reflected in the Fund’s most recently filed prospectus dated October 31, 2023.
At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Class A Shares may exchange shares of the Fund for shares of the same class of another eligible Federated Hermes fund. Shareholders of the Fund’s Institutional Shares may exchange shares of the Fund for shares of any eligible Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.
In advance of the Special Meeting, the Fund may deviate from its stated investment objectives, strategies and policies, including in reliance on the temporary investments policy described in its prospectus to accommodate large cash flows and begin positioning the Fund for liquidation. It is anticipated that the Fund’s portfolio will be converted into cash on or prior to the Liquidation Date.
Reasons for Liquidation and Evaluation by the Board
The Adviser has advised the Board that it believes the Fund’s relatively low asset levels, and resulting increased expense ratios, will make it difficult to grow assets in the future, and the Fund may become too small to manage effectively and in accordance with the Fund’s investment strategies. The Fund commenced operations on September 18, 1991 and seeks to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities. As of June 30, 2023, the Fund’s net assets under management were approximately $45.1 million, which represents a decline of more than 55% over the past six years from $108 million as of September 30, 2017. The Adviser believes the Fund would become too small to manage effectively should assets continue this pattern of decline. Accordingly, after consideration of alternatives, the Adviser believes liquidating the Fund will be in the best interest of the Fund’s shareholders and has recommended that the Board and shareholders approve the Fund’s liquidation. Prior to recommending the Fund’s liquidation to the Board, the officers of the Fund sought to determine whether a merger or transfer of assets to another fund or a series of a fund would be possible, and if so, whether it would produce desirable results for shareholders. The Adviser reviewed current market conditions, the similarities between the Fund and other funds managed by the Adviser, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction.
On August 11, 2023, the Board, upon the recommendation of the Fund’s Adviser, carefully considered whether it was appropriate to recommend that shareholders approve the Plan. The Board considered information provided by the Adviser regarding the proposed liquidation of the Fund. The Board carefully evaluated this information and was advised by independent legal counsel during its deliberations. After review, the Board determined that the Plan is in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, authorized the submission of the Plan to the Fund’s shareholders for their approval.
The Board recommended that the Fund’s shareholders approve the Plan on the basis of the reasons outlined above, among others.
In reaching its decision to recommend approval of the Plan, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined the Plan is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Plan by the Fund’s shareholders. If the shareholders of the Fund do not approve the Plan, the Board will determine what, if any, additional action should be taken. Such action could include a change of investment program for the Fund.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AS PROVIDED UNDER THIS PROPOSAL #1. UNMARKED PROXIES WILL BE SO VOTED.
Terms of the Plan
Following are some of the key terms of the Plan, a copy of which is attached as Appendix A to this Proxy Statement, and qualifies the following summary in its entirety.
•
Effective Date of the Plan and Liquidation of the Fund’s Assets. The Plan shall become effective with respect to the Fund on the date of its adoption and approval by the shareholders of the Fund. Following this approval, the Fund: (i) will cease to invest its assets in accordance with its investment objective and will sell any portfolio securities it owns in order to convert its assets to cash or cash equivalents; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the fund; and (iii) will be dissolved in accordance with the Trust’s Declaration of Trust. The Fund may begin to liquidate some or all of its portfolio prior to the Special Meeting in order to meet redemption requests or in anticipation of liquidation.
•
Liquidating Distribution. On or about February 20, 2024, the Fund will mail the following to each shareholder of record of the Fund on that date: (i) a liquidating distribution, which may be in cash or cash equivalents or in-kind, equal to the shareholder’s proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund’s liabilities); and (ii) information concerning the sources of the liquidating distribution.
•
Expenses. The Fund will bear all expenses incurred in connection with the carrying out of the Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution in excess of the amounts considered necessary to satisfy the Fund’s liabilities will be borne by the Adviser.
•
Implementation. The Plan provides that the Trustees and officers of the Fund may take such actions as are necessary to effectuate the Plan, and that the Trustees shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.
•
Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.

Material Federal Income Tax Consequences
Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the distribution exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.
It is expected that, prior to the liquidating distribution, the Fund will distribute any previously undistributed net income or net capital gains. Such distribution would be taxed as ordinary income to the extent that it is derived from net income or net short-term capital gains and will generally be taxed as long-term capital gain to the extent that it is derived from net long-term capital gains.
Notwithstanding the foregoing, any loss realized by a shareholder in respect of his or her Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above for a shareholder in liquidation of the shareholder’s interest in the Fund.
Distributions from a tax-qualified plan or individual retirement account, as a result of the liquidation, may have adverse tax consequences to shareholders. Exchanging shares of the Fund for another investment option prior to the liquidation may avoid these consequences. Shareholders should discuss the impact, if any, of the liquidation with their tax adviser.
The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed above, including any state or local tax consequences.
The Fund anticipates that it will retain its qualification as a series of a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.
INFORMATION ABOUT THE FUND
Where to Find Additional Information
Information about the Fund is included in its Prospectus and SAI dated October 31, 2023. The Prospectus and SAI of the Fund have been filed with the Securities and Exchange Commission (the “SEC”), may be obtained without charge by contacting the Fund at 1-800-341-7400, Option #4 or by writing to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of the Fund are also available electronically at Federated Hermes’ website, FederatedHermes.com/us.
The Fund is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Fund can be obtained by calling or writing to the Fund. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment or postponement of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of the Fund must be present. Holders of more than 50% of the total number of outstanding shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the Proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of the Fund; or (b) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities are present or represented by proxy.
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Plan. Abstentions will be treated as votes present at the Special Meeting and therefore will be included for purposes of determining whether a quorum is present. However, abstentions will not be treated as votes cast at such Special Meeting. Abstentions, therefore, will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval. In contrast, broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as votes present at the Special Meeting and will not be treated as votes cast at such Special Meeting. Broker “non-votes”, therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.
If a quorum is not present, or a quorum is present but sufficient votes in favor of the Proposal have not been received, the Shares present in person or by proxy and entitled to vote at the Special Meeting may, by plurality vote, adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the Special Meeting until a quorum shall be present. The persons named as proxies shall vote AGAINST any adjournment those proxies that they are required to vote against the Proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of the shareholders vote against the Proposal, the liquidation will not occur at this time and the Board will consider alternatives. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.
Other Business
The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.
Share Ownership of the Fund
A shareholder who owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.
At the close of business on the Record Date, the Fund had the following numbers of outstanding shares of beneficial interest:
Share Class	Outstanding Shares
Class A Shares	XXXXXX
Institutional Shares	XXXXXX
Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Fund’s management, at the close of business on the Record Date, the following shareholders owned, of record, or beneficially, or both, 5% or more of a share class of the Fund.
Title of Class	Name and Address	Percentage of Shares
Federated Hermes Michigan Intermediate Municipal Fund –Class A Shares
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX

Federated Hermes Michigan Intermediate Municipal Fund –Institutional Shares
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
[At the close of business on the Record Date, Officers and Trustees as a group owned less than 1% of each share class of the Fund.]
[At the close of business on the Record Date, Officers and Trustees as a group owned approximately XXXXXX (XXX%) of the Fund’s outstanding Class A Shares. At the close of business on the Record Date, Officers and Trustees as a group owned approximately XXXXXX (XXX%) of the Fund’s outstanding Institutional Shares.]
At the close of business on the Record Date, the following shareholders owned of record, beneficially, or both, 25% or greater of the Fund’s outstanding equity securities.
Title of Class	Name and Address	Percentage of Shares
Federated Hermes Michigan Intermediate Municipal Fund
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
	INSERT NAME, CITY, STATE	XXXXXX
[Insert footnotes regarding organization of 25% owners and parents.
1
 footnote]
Any shares held by Federated Hermes, Inc. or its affiliates will be “shadow voted.” Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund’s shareholders. Federated Hermes, Inc. or its affiliates will shadow vote their respective shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time.
SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Trust’s Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote AGAINST such an adjournment those proxies that are required to vote against the Proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

Documents Incorporated by Reference
The Fund’s Annual Report, which includes audited financial statements for the fiscal year ended August 31, 2023, was mailed to shareholders on or about October 27, 2023, and is incorporated by reference into this Proxy Statement. A copy of the Annual Report will be furnished, without charge, to any shareholder of the Fund upon request by calling 1-800-341-7400, Option #4 or by writing to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended February 28, 2023, was mailed to shareholders on or about April 27, 2023. The most recent shareholder reports, as well as additional information about the Fund (including portfolio holdings, performance and distributions), also can be accessed from the “Products” section of the Federated Hermes website at FederatedHermes.com/us. The Fund’s principal executive offices are located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The Fund’s toll-free telephone number is 1-800-341-7400, Option #4.
SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Peter J. Germain
Secretary
_[insert date]___

FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund’s “householding” program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400, Option #4 or contact the Fund at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561.

APPENDIX A–FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND PLAN OF LIQUIDATION
This Plan of Liquidation (“Plan”) concerns the Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Plan is intended to accomplish the complete liquidation of the Fund in conformity with all provisions of Massachusetts law and the Trust’s Declaration of Trust.
WHEREAS, the Trust’s Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund; and
WHEREAS, at its August 2023 Board meeting, the Board of Trustees considered and approved this Plan as the method of liquidating and terminating the Fund, subject to shareholder approval;
NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:
1.
Effective Date of Plan. The Plan shall become effective upon the date of execution by an officer of the Trust. The day of such execution is hereinafter called the “Effective Date.”
2.
Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be liquidated and terminated in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Declaration of Trust (“Liquidation Date”).
3.
Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of-winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.
4.
Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund and their rights to receive redemption payments and subsequent distributions shall be fixed on the basis of its shareholdings at the close of business on the Liquidation Date of the Plan. On the Liquidation Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ interests in the Fund’s assets shall not be transferable or redeemable.
5.
Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities of the Fund shall be converted to cash or cash equivalents. If any illiquid securities remain after the Fund’s use of commercially reasonable efforts to dispose of them, the Fund’s officers shall dispose of such securities (such disposal may include moving such securities to an unclaimed property account at the Fund’s custodian) in a manner which permits the Fund to cease operations and wind up its business.
6.
Payment of Debts. As soon as is practicable after the Liquidation Date, the Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7 below.
7.
Liquidating Distribution. As soon as practicable after the Effective Date, except not, in any event, any earlier than the day after the date of distribution of the Fund’s final capital gain and/or income dividend for the current taxable year, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund remaining on the Fund’s books, and (b) liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund. The Board of Trustees or any authorized officer of the Trust shall be authorized to set a record date for, and to cause the Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund, whether as part of the liquidating distribution or otherwise.

Following the Liquidation Date, if the estimated cash set aside for all outstanding Fund expenses, combined with potential vendor refunds received, exceeds the actual amount of Fund liabilities incurred by the Fund both pre- and post-closing, or if intermediary client refunds are received, Federated Investment Management Company (the “Adviser”) and its affiliates may retain such excess funds in accordance with applicable policies relating to the closing or liquidation of funds; any such amounts or any amounts received unrelated to Fund expenses that are not retained by the Adviser or its affiliates under such applicable policies, and that are not de minimis after taking into account all expenses associated with effecting the disposition thereof, may be distributed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Trustees or, subject to the direction of the Board of Trustees, the Trust’s officers shall deem appropriate.
8.
Certain Tax Matters. The Fund shall take all steps necessary to maintain its qualification as a regulated investment company under subchapter M of title A, chapter 1, of the Internal Revenue Code until the liquidation of the Fund has been completed, including, but not limited to, compliance with applicable diversification tests.
9.
Expenses of the Liquidating Distribution. The Fund shall bear all expenses incurred by the Fund in carrying out this Plan, including any expenses incurred as a result of the disposition of Fund securities.
10.
Power of Board of Trustees. The Board of Trustees, or subject to the Board of Trustees, the officers, shall have authority to do or authorize any or all acts as provided for in the Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any Officer of the Fund shall not impair the authority of the surviving or remaining Trustees or Officers to exercise any of the powers provided for in the Plan.
11.
Amendment of Plan. The Board of Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.
12.
Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.
13.
Records. The Trust shall maintain all records related to this Plan as required by the Act and the rules thereunder.
14.
No Personal Liability. The obligations of the Trust and the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents of the Trust personally, but shall bind only the property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Plan have been authorized by the Trustees of the Trust on behalf of the Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Declaration of Trust of the Trust.
ADOPTED BY:
FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST
on behalf of its portfolio,
Federated Hermes Michigan Intermediate Municipal Fund
By: _________________________
Title: _________________________
Date: _________________________

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
CUSIP 313923302
CUSIP 313923773
Q456034 (12/23)
Federated Securities Corp., Distributor
© 2023 Federated Hermes, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

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2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS

Proposals

1. To approve the liquidation of the Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), as well as certain other matters relating to the complete liquidation, dissolution and termination of the Fund.

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND

A portfolio of Federated Hermes Municipal Securities Income Trust

SPECIAL MEETING OF SHAREHOLDERS — FEBRUARY 5, 2024

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint George Magera, Kary Moore, Edward Bartley, Leslie Petrone and Erin Dugan, each of them separately, with full power of substitution, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on February 5, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot with all powers the undersigned would possess if personally present. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.